                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                       WESTERN OHIO FINANCIAL CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                 [WESTERN OHIO FINANCIAL CORPORATION LETTERHEAD]



                                                                  March 20, 1998





Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Western Ohio Financial Corporation (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders of the Company. The meeting will be held at 9:00 a.m., local time, on April 28, 1998 in the Turner Studio at the Clark State Community College Performing Arts Center located at 300 South Fountain Avenue, Springfield, Ohio.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to elect three directors of the Company, to approve the adoption of the 1998 Omnibus Incentive Plan, and to ratify the appointment of auditors.

         We encourage you to attend the meeting in person. Whether or not you plan to attend, please read the enclosed Proxy Statement and then complete, sign and date the enclosed Proxy Card and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.


                                         Very truly yours,


                                         /s/ John W. Raisbeck
                                         ------------------------------------
                                         John W. Raisbeck
                                         President and Chief Executive Officer

                       WESTERN OHIO FINANCIAL CORPORATION
                               28 East Main Street
                                  P.O. Box 509
                          Springfield, Ohio 45501-0509
                                 (937) 325-9994


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 28, 1998

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Western Ohio Financial Corporation (the "Company") will be held in the Turner Studio at the Clark State Community College Performing Arts Center located at 300 South Fountain Avenue, Springfield, Ohio on April 28, 1998 at 9:00 a.m., local time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.       The election of three directors of the Company;

         2.       The approval of the 1998 Omnibus Incentive Plan;

         3. The ratification of the appointment of Crowe, Chizek and Company, LLP as auditors for the Company for the fiscal year ending December 31, 1998;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on March 6, 1998 are the stockholders entitled to vote at the Meeting, and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available at the main office of the Company during the ten days prior to the Meeting, as well as at the Meeting.

         You are requested to complete and sign the enclosed Proxy Card which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                         By Order of the Board of Directors




                                         /s/ John W. Raisbeck
                                         ------------------------------------
                                         John W. Raisbeck
                                         President and Chief Executive Officer



Springfield, Ohio
March 20, 1998

-------------------------------------------------------------------------------

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE
EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE
MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
-------------------------------------------------------------------------------

                                 PROXY STATEMENT

                       WESTERN OHIO FINANCIAL CORPORATION
                               28 East Main Street
                                  P.O. Box 509
                          Springfield, Ohio 45501-0509
                                 (937) 325-9994


                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 28, 1998


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Western Ohio Financial Corporation (the "Company") of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") which will be held in the Turner Studio at the Clark State Community College Performing Arts Center located at 300 South Fountain Avenue, Springfield, Ohio on April 28, 1998 at 9:00 a.m., local time, and all adjournments and postponements of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 20, 1998. Certain of the information provided herein relates to Cornerstone Bank (the "Bank"), a wholly owned subsidiary of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of three directors of the Company; (ii) the approval of the 1998 Omnibus Incentive Plan; and (iii) the ratification of the appointment of Crowe, Chizek and Company, LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

Vote Required and Proxy Information

         All shares of common stock of the Company, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting of Stockholders, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed Proxy Card and acting pursuant thereto will have the discretion to vote on such matters in accordance with their best judgment.

         Directors will be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter will be the act of the stockholders. Proxies marked abstain with respect to a proposal and broker non-votes have the same effect as votes against the proposal. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes will be treated as shares present at the Meeting for purposes of determining a quorum.

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Suzanne E. Moeller, Secretary, at the address shown above.

Voting Securities and Principal Holders Thereof

     Stockholders of record as of the close of business on March 6, 1998 will be entitled to one vote for each share then held. As of that date, the Company had 2,352,236 shares of Common Stock issued and outstanding. The following table sets forth, as of March 6, 1998, information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock and (ii) all directors and executive officers of the Company and the Bank as a group. For information regarding the beneficial ownership of Common Stock by directors of the Company, see "Proposal I--Election of Directors--General."


                                                    Shares         Percent
                                                 Beneficially        of
                Beneficial Owner                    Owned           Class
-------------------------------------------------------------------------------

Western Ohio Financial Corporation                139,802(1)         5.94%
Employee Stock Ownership Plan

All directors, nominees and executive             164,719(2)         7.00%
 officers (11 persons) as a group
------------
(1) The amount reported represents shares held by the Western Ohio Financial Corporation Employee Stock Ownership Plan (the "ESOP"), 43,094 shares of which have been allocated to accounts of participants. First Bankers Trust Co., N.A., Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.
(2) This amount includes shares held directly, including restricted shares and shares allocated under the ESOP to the accounts of the executive officers, as well as shares held in retirement accounts, in a fiduciary capacity or by certain family members or affiliated entities, with respect to which shares the respective directors and officers may be deemed to have sole voting and/or investment powers. This amount also includes an aggregate of 36,005 shares subject to options granted under the Company's Stock Option and Incentive Plan (the "Stock Option Plan"), which are exercisable within 60 days of March 6, 1998.

                                   PROPOSAL I
                              ELECTION OF DIRECTORS


General

         The Company's Board of Directors currently consists of six members, each of whom is also a director of the Bank. The Board is divided into three classes, and approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year term or until their respective successors are elected and qualified.

         The following table sets forth certain information, as of March 6, 1998, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.


                                                                                            Shares of
                                                                                          Common Stock       Percent
                                           Position(s) Held       Director    Term to     Beneficially         of
            Name                Age         in the Company        Since(1)    Expire        Owned(2)          Class
-----------------------------------------------------------------------------------------------------------------------------------


                                                       NOMINEES

David L. Dillahunt              63    Chairman of the Board          1974       2001                 27,007       1.15%
Howard V. Dodds                 58    Director                       1995       2001                 10,007         .04
John W. Raisbeck                58    Director, President and        1997(3)    2001                  2,000         .01
                                      Chief Executive Officer

                                            DIRECTORS CONTINUING IN OFFICE

Jeffrey L. Levine               46    Director                       1995       1999                 23,331         .99
Carl E. Mumma                   75    Director                       1972       1999                 16,352         .07
John E. Field                   64    Director                       1992       2000                 28,058        1.19
William N. Scarff               69    Director                       1986       2000                 29,932        1.27


------------------
(1)      Includes service as a director of the Bank.
(2) Includes shares held directly, including restricted shares, as well as shares held in retirement accounts, in a fiduciary capacity or by certain family members or affiliated entities, with respect to which shares the respective directors may be deemed to have sole voting and/or investment powers. Also includes 40,806 shares subject to options granted under the Company's 1995 Stock Option and Incentive Plan to each non-employee director, which options are exercisable within 60 days of March 6, 1998.
(3) Mr. Raisbeck joined the Company as its President and Chief Executive Officer on May 7, 1997.

         The principal occupation of each director of the Company and each of the nominees for director is set forth below. All directors and nominees have held their present position for at least five years unless otherwise indicated.

         David L. Dillahunt. Mr. Dillahunt is Senior Vice President of Advest Inc., a regional stock brokerage firm based in Hartford, Connecticut. He is responsible for sales and management of the Springfield, Ohio office.

         Howard V. Dodds. Mr. Dodds is President of Howard's Foods Inc., a five-store retail grocery chain headquartered in Springfield, Ohio.

         John W. Raisbeck. Mr. Raisbeck is President and Chief Executive Officer of the Company and the Bank, a position he has held since May 7, 1997. Mr. Raisbeck has been in the banking industry for over 30 years. Prior to joining the Company, Mr. Raisbeck was associated with several financial institutions, including: Manufacturers Hanover Trust Company, New York, New York, where he was Assistant Vice President, National Division; United States Trust Company, New York, New York, where he was Vice President and Manager of the Southeastern Region for Corporate Banking; Charleston National Bank, Charleston, West Virginia, where he was an Executive Vice President of the Commercial and Retail Banking Group; Bank One, Youngstown, Ohio, where he was Executive Vice President and Credit Policy Officer; and most recently Liberty State Bank, Twinsburg, Ohio, where he served as President and Chief Executive Officer.

         Jeffrey L. Levine. Mr. Levine is President of Larry Stein Realty and the Levine Realty Company, commercial and industrial real estate brokerage firms located in Dayton and Springfield, Ohio, respectively.

         Carl E. Mumma. Mr. Mumma is the senior member of Mumma & Mumma Realty, an auction and real estate business located in Springfield, Ohio.

         John E. Field. Mr. Field is Vice Chairman of the Board of Wallace & Turner, Inc., a full service insurance agency located in Springfield, Ohio.

         William N. Scarff. Mr. Scarff is President of Scarff's Nursery, Inc., a major wholesale grower of nursery plants located in New Carlisle, Ohio. While the bulk of the company's sales are wholesale, they are also involved in landscaping and operate a garden center on site. Mr. Scarff is also President of Scarff Land Company, located in New Carlisle, which holds land and buildings for lease.

Meetings and Committees of the Board of Directors

         Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 14 times during the fiscal year ended December 31, 1997. During fiscal 1997, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings. The Company has not established any standing committees.

         The Bank's Board of Directors generally meets monthly and may have additional special meetings upon request of the Chairman of the Board, the President or one-third of the directors. The

Board of Directors of the Bank met 13 times during the year ended December 31, 1997. During fiscal 1997, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Board of Directors of the Bank has standing Audit, Executive and Compensation Committees. The Board selects members for service on all committees.

         The Audit Committee is composed of Directors Field, Scarff, Mumma and Levine. The Audit Committee currently meets at least quarterly and is responsible for reviewing the annual audit report and making recommendations to the Board of Directors with respect to the Bank's independent auditors. This committee met three times during the year ended December 31, 1997.

         The Executive Committee generally acts in lieu of the full Board of Directors between Board meetings. This committee consists of Directors Dillahunt, Mumma and President Raisbeck. During the fiscal year ended December 31, 1997, this committee met 24 times.

         The Bank's Compensation Committee makes recommendations to the Board with respect to the salary and incentive compensation of the chief executive officer and those executive officers whose annual salary is in excess of $100,000 . This Committee also is responsible for administering the Stock Option Plan and the Management Recognition Plan. The current members of the Compensation Committee are Directors Field, Dodds and Alfred P. Strozdas (emeritus). This committee met two times during the fiscal year ended December 31, 1997.

         The full Board of Directors of the Company acts as a Nominating Committee for the annual selection of nominees for election as directors. Pursuant to the Company's Bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 30 days prior to the meeting and such written nomination must contain certain information as provided in the Company's Bylaws. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited nominations.

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of business other than the Bank and its subsidiaries.

         The executive officers of the Company also hold the same positions with the Bank and receive compensation from the Bank. The following table sets forth information concerning the compensation for services in all capacities to the Bank for the year ended December 31, 1997 of its Chief Executive Officer. No other executive officer of the Bank received compensation in excess of $100,000 in fiscal 1997.



                                               SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------------
                                                                                    Long Term
                                                                                  Compensation
------------------------------------------------------------------------------------------------------
                           Annual Compensation                                       Awards
                                                                            Restricted
------------------------------------------------------------------------      Stock        Options/          All Other
                                                      Salary      Bonus      Award(s)         SARs        Compensation
       Name and Principal Position          Year      ($)(3)       ($)          ($)           (#)             ($)
-------------------------------------------------------------------------------------------------------------------------
John W. Raisbeck President, Chief           1997       $102,696   $15,100    $        --        25,000          $1,144(4)
Executive Officer and Director(1)

John T. Heckman, Executive Vice             1997       $ 75,873   $15,000    $        --         6,000          $5,711(5)
President - Operations and
Administration(2)
=========================================================================================================================

(1) Mr. Raisbeck became President and Chief Executive Officer of the Company on May 7, 1997.

(2)   Mr. Heckman acted as Interim President of the Company during fiscal 1997.

(3)   Includes director's fees to Mr. Raisbeck of $1,250 for fiscal 1997.

(4)   Includes costs of group term life insurance and car expenses.

(5) Includes costs of group term life insurance and Board fees for membership on Mayflower Federal Savings Bank.


         The following table sets forth certain information concerning the number and value of stock options held by Mr. Raisbeck at December 31, 1997.

--------------------------------------------------------------------------------------------------------------------------------
                         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
--------------------------------------------------------------------------------------------------------------------------------
                                                                   Number of Securities            Value of Unexercised
                                 Shares                           Underlying Unexercised           In-the-Money Options
                                Acquired        Value               Options at FY-End (#)               FY-End ($)(1)
                                   on         Realized      --------------------------------------------------------------------
            Name              Exercise (#)       ($)              Exercisable     Unexercisable    Exercisable    Unexercisable
--------------------------------------------------------------------------------------------------------------------------------
John W. Raisbeck                  ---            ---                 ---             25,000         $   ---         $121,875

--------------------------------------------------------------------------------------------------------------------------------

(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the options held at December 31, 1997, based upon the exercise price of the options ($22.00) the closing price of the Common Stock ($26.875) on the Nasdaq National Market on December 31, 1997.


Compensation of Directors

         Directors of the Company receive a fee of $500 per month for serving on the Board, except for the Chairman of the Board who receives $650 per month. With respect to the Board of Directors of the Bank, the Chairman of the Board receives monthly fees of $1,450, directors receive monthly fees of $1,250 and directors emeriti receive monthly fees of $625. In addition, non-employee directors receive $400 per month for service on the Executive Committee and $200 per meeting for service on all other committees.

         Upon attainment of 75 years of age and after at least five years of service as a director of the Bank, directors of the Bank may become directors emeriti by a vote of the then existing Board of Directors and receive fees equal to half of the fee paid to regular directors per meeting attended.
Directors emeriti generally are elected to serve five year terms.

Employment Agreements

         The Bank entered into employment agreements with President Raisbeck and Executive Vice President Heckman. The employment agreements are designed to assist the Bank in maintaining a stable and competent management team. The continued success of the Bank depends to a significant degree on the skills and competence of its officers. The employment agreements provide for annual base salaries in an amount not less than the employee's current salary and initial terms of three years for Mr. Raisbeck and two years for Mr. Heckman. The agreements provide for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Bank. The agreements provide for termination upon the employee's death, for cause or in certain events specified by Office of Thrift Supervision ("OTS") regulations. The employment agreements are also terminable by the employee upon 90 days notice to the Bank.

         The employment agreements provide for payment to the employee of his salary for the remainder of the term of the agreement, plus up to 299% for Mr. Raisbeck and 200% for Mr. Heckman, of the employee's base compensation, in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within twelve months thereafter. The termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Code to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. Section 574.3 or 4. Such events are generally triggered prior to the acquisition or control of 10% of the Common Stock. The agreements also guarantee participation in an equitable manner in employee benefits applicable to executive personnel, and in the case of Mr. Raisbeck's agreement, an amount in cash equal to the difference between the fair market value of the shares of the Company stock which would have been allocated to his account in the Bank's ESOP on the date of termination if Mr. Raisbeck had become an eligible participant in the ESOP on July 1, less the fair market value of the shares of stock which have been allocated to his account in the ESOP on the date of termination and in which he has a vested interest on the date of termination.

         Based on their current salary, if the employment of Messrs. Raisbeck and Heckman were terminated as of December 31, 1997, under circumstances entitling them to severance pay as described above, they would have been entitled to receive a lump sum cash payment of approximately $555,000 and $151,746, respectively.

Compensation Committee Report on Executive Compensation

         The Compensation Committee of the Bank's Board of Directors has furnished the following report on executive compensation:

                  The Company has not paid any cash compensation to its executive officers since its formation. All executive officers of the Company also currently hold positions with the Bank and receive cash compensation from the Bank. Decisions on cash compensation of the Bank's executive officers other than the chief executive officer were made by Mr. Raisbeck. The Compensation Committee makes recommendations to the full Board regarding salary, bonus and incentive compensation of the chief executive officer.

                  This report addresses the compensation policies for 1997 as they affected Mr. Raisbeck as the Chief Executive Officer of the Company and the Bank.

                  Compensation Policies Toward the Chief Executive Officer Generally. The Compensation Committee's executive compensation policies are designed to provide a competitive level of compensation that integrates pay with the Company's annual and long-term performance goals, reward above average Company performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining a qualified Chief Executive Officer. Target levels of the Chief Executive Officer's overall compensation are intended to be competitive with the compensation being paid to chief executive officers of a peer group of publicly traded banks and thrifts in Ohio and the Midwest. The Chief Executive Officer also is eligible for selection by the Compensation Committee as a participant in the Company's incentive compensation plans, and it is anticipated that Mr. Raisbeck typically receive a larger percentage of his compensation in the form of incentive compensation. The Compensation Committee targeted Mr. Raisbeck's total compensation at or near the median total compensation paid to chief executive officers of comparable thrifts.

         In 1993, Section 162(m) was added to the Code, the effect of which was the elimination of the deductibility of compensation over $1 million, with certain exclusions, paid to certain highly compensated executive officers of publicly held corporations, such as, in the Company's case, Mr. Raisbeck. Section 162(m) applies to all remuneration (both cash and non-cash) that would otherwise be deductible for tax years beginning on or after January 1, 1994, unless expressly excluded. The compensation of Mr. Raisbeck was well below the $1 million threshold during fiscal 1997.

                  Bonus Award and Determination of Chief Executive Officer's Compensation. Mr. Raisbeck was awarded a cash bonus during the year based on a review of his individual performance. The cash bonus awarded in 1997 was based upon Mr.

         Raisbeck's success in focusing the activities of the bank and laying the groundwork to improve the bank's overall performance.


                                    John E. Field (Chairman)
                                    Howard V. Dodds
                                    Alfred P. Strozdas (Director Emeritus)

Stock Performance Presentation

         The line graph below compares the cumulative total stockholder return on the Company's Common Stock (based on an assumed $100 investment) to the cumulative total return of the Nasdaq Market Index and the SNL Thrift Index for the period July 29, 1994 through December 31, 1997. The Company completed its initial public offering of the Common Stock, and trading in the Common Stock commenced, on July 29, 1994.




---------------------------- FISCAL YEAR ENDING --------------------------------
COMPANY                          1994       1994       1995      1996      1997

WESTERN OHIO FINANCIAL          100.00      83.16     134.91     132.05   170.25
INDUSTRY INDEX                  100.00      88.80     140.65     183.56   308.63
BROAD MARKET                    100.00     101.04     131.05     162.85   199.21

Certain Transactions

         The Bank has followed a policy of granting loans to officers, directors and employees, if such loans are made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable transactions prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by the Bank's President or designate. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans to all directors and executive officers and their associates totaled approximately $711,000 at December 31, 1997, which amount was less than 1.3% of stockholders' equity at that date.


                                   PROPOSAL II
               APPROVAL OF THE WESTERN OHIO FINANCIAL CORPORATION
                           1998 OMNIBUS INCENTIVE PLAN


         The Company's Board of Directors has adopted the 1998 Omnibus Incentive Plan (the "Omnibus Plan"), subject to approval by the shareholders at the Meeting. The Omnibus Plan is comparable in structure and purpose to plans adopted by the stockholders of a number of public companies and is similar to the Company's 1995 Stock Option and Incentive Plan, approved by the stockholders of the Company in 1995.

         Pursuant to the Omnibus Plan, 235,224 shares, or 10% of the shares of Common Stock outstanding as of March 6, 1998, will be reserved for issuance thereunder from the Company's authorized but unissued shares of Common Stock. Shares issuable under the Omnibus Plan will include; (i) shares repurchased by the Company in the open market or otherwise with an aggregate price no greater than the cash proceeds received by the Company from the exercise of shares under the Omnibus Plan; and (ii) any shares surrendered to the Company in payment of the exercise price of options issued under the Omnibus Plan.

         All but 6,229 of the options authorized under the 1995 Stock Option and Incentive Plan have been granted. In order to continue to promote the long-term interests of the Company and its stockholders by providing a flexible and comprehensive means for attracting and retaining directors, advisory directors, officers and employees (including employees of future acquisitions) of the Company and its Corporate affiliates, the Board of Directors approved the Omnibus Plan.

         The complete text of the Omnibus Plan is attached as Appendix A to this Proxy Statement. The principal features of the Omnibus Plan are summarized below.

General

         The Omnibus Plan provides for awards in the form of stock options, stock appreciation rights ("SARs"), restricted stock and performance awards. Each award shall be on such terms and conditions, consistent with the Omnibus Plan, as the committee administering the Omnibus Plan may determine.

         Shares of Company common stock subject to an award under the Omnibus Plan may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Omnibus Plan or any other plan of the Company or its subsidiaries.

Administration

         The Plan is administered by a Committee of two members of the Board of Directors of the Company (the "Stock Option Committee"), each of whom, as required by the Omnibus Plan, is (i) an outside director as defined under
Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), as amended and
(ii) a Non-Employee Director as defined in the rules under Section 16(b) of the Securities Exchange Act of 1934. The members of the Stock Option Committee are Directors John E. Field (Chairman), David L. Dillahunt and Howard V. Dodds. In granting awards under the Omnibus Plan, the Stock Option Committee considers, among other things, position and years of service, value of the participant's services to the Company and its affiliates and the responsibilities of such individuals as employees, directors and officers of a public company.

Eligibility

         Any director, advisory director, officer or employee of the Company or its corporate affiliates is eligible to participate in the Omnibus Plan, which currently includes approximately 110 persons.

Award Descriptions

         The Omnibus Plan authorizes the Stock Option Committee to grant the following awards:

         Stock Options. The Stock Option Committee may grant either "Incentive Stock Options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("NonQualified Stock Options"). Incentive Stock Options may be granted only to employees of the Company and its corporate affiliates.

         The term of a Non-Qualified Stock Option granted under the Omnibus Plan may not exceed 15 years from the date of grant. The term of an Incentive Stock Option may not exceed ten years, and the term of an Incentive Stock Option granted to any individual owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company and its corporate affiliates a (a "Ten Percent Holder") may not exceed five years.

         The exercise price of each stock option is determined by the Stock Option Committee, provided that (i) the exercise price for the purchase of shares subject to an Incentive Stock Option may not be less than 100% of the market value of the shares covered by the option on the date of grant and (ii) the exercise price of an Incentive Stock Option granted to a Ten Percent Holder may not be less than 110% of the market value of the shares covered by the option on the date of grant. The exercise price may be paid in cash, shares of Common Stock or a combination of both.

         Stock Appreciation Rights. The Stock Option Committee is authorized to award SARs, each of which, upon exercise thereof, will entitle the holder thereof to receive a number of shares of the Common Stock or cash or a combination thereof, as the Stock Option Committee shall determine, the aggregate value of which shall equal (as nearly as possible) the amount by which the market value per share of the Common Stock on the date of exercise exceeds the exercise price of the SAR, multiplied by the number of shares underlying the SAR. A SAR may be related to an option or granted independently of an option.

         The Stock Option Committee will determine the exercise price and term of each SAR, provided that (i) the term of a SAR may not exceed 15 years and
(ii) an option related to a SAR which is an Incentive Stock Option must satisfy all requirements pertaining to Incentive Stock Options (e.g., exercise price, term). SARs are generally exercisable to the same extent and in the same manner as stock options, as described above.

         Restricted Stock. The Stock Option Committee may grant restricted stock, subject to such restrictions as the Stock Option Committee may impose. Except for any restrictions which may be imposed by the Stock Option Committee, holders of restricted stock awarded under the Omnibus Plan shall have all of the rights of a stockholders generally, including the right to receive dividends on and vote the shares. Unless otherwise permitted by the Stock Option Committee, in its sole discretion, the participant may not sell, assign, transfer, pledge or otherwise encumber any of the shares of restricted stock awarded to him during the restricted period.

         The Stock Option Committee may, in its discretion, accelerate the time at which any or all restrictions will lapse, or may remove any or all restrictions imposed.

         Performance Awards. The Stock Option Committee is authorized to grant performance-based awards which may be denominated in cash, Common Stock, other securities or other awards under the Omnibus Plan or other property. The specific performance goals for each performance award are at the discretion of the Stock Option Committee.

Termination of Service

         Set forth below is a summary of the effects of termination of service to the Company or a corporate affiliate thereof of a participant to whom an award has been granted under the Omnibus Plan.

         Stock Options and SARs. Unless the Stock Option Committee provides otherwise, in the event of a participant's termination of service to the Company or an affiliate thereof by reason of disability or early retirement, the participant may exercise an option or SAR theretofore granted to such participant within a period of three months from the date of termination of service in the case of an Incentive Stock Option or one year from the date of termination of service in the case of a NonQualified Stock Option or SAR (but in no event after the expiration date of the award). If a participant to whom an option or SAR was granted is terminated for cause, all rights under such option or SAR will expire immediately.

         Unless the Stock Option Committee provides otherwise, in the event of termination of service due to normal retirement, a participant to whom an option or SAR is granted may exercise such award following termination of service for a period of three months, in the case of an Incentive Stock Option, or two years, in the case of a Non-Qualified Stock Option or a SAR (but in no event after the expiration date of the award). In the event of the death of a participant to whom an option or SAR is granted, the person to whom the award is transferred may exercise such award within a period of two years following the death of the participant (but in no event after the expiration date of the award).

         Restricted Stock. In the event of termination of service of a participant to whom restricted stock is granted for any reason other than death, disability or normal or early retirement, unless the Stock Option Committee determines otherwise, all shares of restricted stock as to which applicable restrictions have not yet lapsed will be forfeited and returned to the Company. Unless the Stock Option Committee determines otherwise, in the event of termination of service of the person to whom restricted stock is granted due to death, disability or normal or early retirement, all shares subject to restrictions at time of termination will become free of such restrictions.

         Performance Awards. In the event of termination of service of a participant to whom a performance award is granted, the rights of such participant will be governed by the terms of the applicable award agreement.

Transferability of Awards

         An Incentive Stock Option awarded under the Omnibus Plan may be transferred only upon the death of the participant to whom it has been granted, by will or the laws of inheritance. Unless otherwise provided by the Stock Option Committee, an award other than an Incentive Stock Option may be transferred during the lifetime of the participant to whom it was awarded pursuant to a qualified domestic relations order or by gift to any member of the participant's immediate family or to a trust for the benefit of any member of the participant's immediate family.

Effect of Merger and Other Adjustments

         In the event of a merger or other business combination of the Company in which the Company is not the surviving entity, any participant to whom an option or SAR has been granted will, with limited exception, have the right after consummation of such transaction and during the remaining term of the option or SAR to receive upon exercise of such award an amount equal to the excess of the fair market value on the date of exercise of the securities or other consideration receivable in the merger in respect of a share of Common Stock over the exercise price of the option or SAR, multiplied by the number of shares of Common Stock with respect to which the option or SAR is exercised.

         Upon a change in control of the Company, unless otherwise provided by the Stock Option Committee in the applicable award agreement, any restrictions or vesting period with respect to any outstanding awards will immediately lapse and all such awards will become fully vested.

         Shares as to which awards may be granted under the Omnibus Plan, and shares then subject to awards, will be adjusted by the Stock Option Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company.

Amendment and Termination

         The Board of Directors of the Company may at any time amend, suspend or terminate the Omnibus Plan, except that any such action will be subject to the approval of the Company's shareholders if such approval is required by applicable laws or regulations or by the rules of any stock exchange or quotation system on which the shares of Common Stock may be listed or quoted or if the Board of Directors of the Company in its discretion determines to seek shareholder approval.

Federal Income Tax Consequences

         Under present federal income tax laws, awards under the Omnibus Plan will have the following consequences:

(1) The grant of an award, by itself, will generally neither result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant. However, the grant of an award of cash or property other than a stock option, SAR or restricted stock (except as provided below) will generally result in the recognition of ordinary income by the participant and entitle the Company to a corresponding deduction at the time of grant.

(2) In order to qualify as an Incentive Stock Option, a stock option awarded under the Omnibus Plan must meet the conditions contained in Section 422 of the Code, including the requirement that the shares acquired upon the exercise of the stock option be held for one year after the date of exercise and two years after the grant of the option. The exercise of an Incentive Stock Option will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% on the first $175,000 of "minimum taxable income" above the exemption amount ($33,750 for a single individual or $45,000 for married individuals filing jointly). This tax applies at a flat rate of 28% on minimum taxable income more than $175,000 above the applicable exemption amounts. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married individuals filing jointly) or $112,500 (single individual), the $45,000 or $33,750 exemptions will be reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively. If the shares acquired upon exercise of an Incentive Stock Option are not held for at least one year after transfer of such shares to the participant or two years after the grant of the Incentive Stock Option, whichever is later, the participant will recognize ordinary income or loss upon disposition of the shares in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares. In such an event, the Company will generally be entitled to a corresponding deduction, provided the Company meets its federal withholding tax obligations. The participant will also recognize capital gain or loss in an amount of the difference, if any, between the sale price and the fair market value of the shares on the date of exercise of the Incentive Stock Option; such capital gain or loss will be characterized as long-term if the shares were held for more than one year after the date of exercise of the Incentive Stock Option. The Company will not be entitled to a corresponding deduction for such capital gain or loss If the shares are held by the participant for one year after the Incentive Stock Option is exercised and two years after the Incentive Stock Option was granted, the participant will recognize a long-term capital gain or loss upon disposition of the shares and the Company will not be entitled to a corresponding deduction. The amount of such gain or loss will be equal to the difference between the amount realized by the participant upon disposition of the shares and the amount paid by the participant for such shares.

(3) The exercise of a Non-Qualified Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option. The Company will be allowed a deduction at the time and in the amount of any ordinary income recognized by the participant upon the exercise of a Non-Qualified Stock Option, provided the Company meets its federal tax withholding obligations. Upon sale of the shares acquired upon exercise of Non-Qualified Stock Option, any appreciation or depreciation in the value of such shares from the time of exercise will result in the recognition of a capital gain or loss by the participant. Such gain or loss will be long-term capital gain or loss if the participant held the shares for more than one year following exercise of the NonQualified Stock Option.

(4) The exercise of an SAR will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise. The Company will be entitled to a corresponding deduction.

(5) Holders of Restricted Stock will recognize ordinary income on the date that the Restricted Stock is no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the Restricted Stock. Holders of Restricted Stock will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by participants will be a deductible expense for tax purposes for the Company.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
"FOR" THE APPROVAL OF THE OMNIBUS INCENTIVE PLAN.

                                  PROPOSAL III
                   RATIFICATION OF THE APPOINTMENT OF AUDITORS


      On January 29, 1998, the appointment of Clark, Schaefer, Hackett & Co. as the Company's independent auditors was terminated and Crowe, Chizek & Company, LLP was engaged as the Company's independent auditors. The decision to change accountants was recommended by the audit committee of the Board of Directors and approved by the Board of Directors. In connection with the audits of the two fiscal years ended December 31, 1997 and the subsequent interim periods through January 29, 1998, there were no disagreements with Clark, Schaefer, Hackett & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matters of the disagreements in connection with their audit reports. The audit reports of Clark, Schaefer, Hackett & Co. on the consolidated financial statements of the Company and subsidiaries as of and for the years ended December 31, 1997 and 1996, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

      The Board of Directors has appointed Crowe, Chizek & Company, LLP as independent auditors of the Company for the fiscal year ending December 31, 1998. Representatives of Crowe, Chizek & Company, LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY, LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                              STOCKHOLDER PROPOSALS

      In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 28 East Main Street, Springfield, Ohio 45501-0509, no later than November 20, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                                  OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

      Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons owning more than 10% of a registered class of the Company's equity securities, to file periodic reports of ownership and changes in ownership with the Securities and Exchange Commission and to provide the Company with copies of such reports. Based solely upon information provided to the Company by the directors and officers subject to Section 16(a), no names of the directors or executive officers failed to timely report transactions in the Company's securities during 1997 as required by Section 16(a).

      The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained Regan & Associates, Inc. to assist in the solicitation of proxies, for a fee estimated to be approximately $3,750 plus reasonable out-of-pocket expenses.


                            BY ORDER OF THE BOARD OF DIRECTORS

                            /s/   John W. Raisbeck
                            ------------------------------------------
                            John W. Raisbeck
                            President and Chief Executive Officer

Springfield, Ohio
March 20, 1998

                                                                   Appendix A

                       WESTERN OHIO FINANCIAL CORPORATION


                           1998 OMNIBUS INCENTIVE PLAN


          1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Company and its stockholders by providing a means for attracting and retaining directors, advisory directors, officers and employees of the Company and its Affiliates.

          2. Definitions. The following definitions are applicable to the Plan:

                  "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Company as such terms are defined in Section 425(e) and (f), respectively, of the Code.

                  "Award" -- means the grant by the Committee under this Plan of an Incentive Stock Option, a NonQualified Stock Option, a Stock Appreciation Right, Restricted Stock or a Performance Award, or any combination thereof, as provided in the Plan.

                  "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

                  "Cause" -- means termination of service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

                  "Code" -- means the Internal Revenue Code of 1986, as amended.

                  "Committee" -- means the Committee referred to in Section 3 hereof.

                  "Company" -- means Western Ohio Financial Corporation and any successor thereto.

                  "Continuous Service" -- means the absence of any interruption or termination of service as a director, advisory director, officer or employee of the Company or an Affiliate, except that when used with respect to a person granted an Incentive Stock Option means the absence of any interruption or termination of service as an employee of the Company or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, its parent, its subsidiaries or its successor.

                  "Early Retirement" -- means retirement from employment with or as a director or advisory director of the Company prior to the Participant either (i) having reached the age of 55 or (ii) having maintained Continuous Service for at least three years.

                  "ERISA" -- means the Employee Retirement Income Security Act of 1974, as amended.

                  "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an Incentive Stock Option under Section 422 of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed a Non-Qualified Stock Option.

                  "Market Value" -- means the closing high bid with respect to a Share on the date in question on the Nasdaq Stock Market, or any similar system then in use, or, if the Shares are not then traded on the Nasdaq Stock Market or any similar system, the closing sales price on such date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "Exchange Act") on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the fair market value on such date of a Share as the Committee shall determine.

                  "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option under Section 422 of the Code.

                  "Normal Retirement" -- means retirement from employment with or as a director or advisory director of the Company after the Participant has
(i) reached the age of 65 and (ii) maintained Continuous Service for at least three years.

                  "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option awarded to a Participant pursuant to Section 5(a) hereof.

                  "Participant" -- means any director, advisory director, officer or employee of the Company or any Affiliate who is selected by the Committee to receive an Award.

                  "Plan" -- means this 1998 Omnibus Incentive Plan of the
Company.

                  "Performance Award" -- means an Award granted pursuant to
Section 5(d) herein.

                  "Related" -- means (i) in the case of a Stock Appreciation Right, a Stock Appreciation Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Stock Appreciation Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Stock Appreciation Right is exercisable, in whole or in part, in lieu thereof.

                  "Restricted Stock" -- means Shares awarded to a Participant pursuant to Section 5(c) hereof.

                  "Shares" -- means the shares of common stock of the Company.

                  "Stock Appreciation Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

                  "Ten Percent Holder" -- means any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company and any Affiliate.

          3. Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board of Directors of the Company, each of whom (i) shall be an outside director as defined under Section 162(m) of the Code and the regulations thereunder and (ii) shall be a Non-Employee Director as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board of Directors of the Company. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board of Directors of the Company, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

         A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

         4. Shares Subject to Plan.

                  (a) Subject to adjustment by the operation of Section 7, the maximum number of Shares with respect to which Awards may be made under the Plan is 235,224 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or previously issued shares reacquired and held as treasury shares. Shares which are subject to Related Stock Appreciation Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Stock Appreciation Right which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

                  (b) During any calendar year, no Participant may be granted Awards under the Plan of more than 50,000 Shares, subject to adjustment as provided in Section 7.

         5. Awards.

                  (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

                           (i) Exercise Price. The exercise price per Share for
                  an Option shall be determined by the Committee; provided that, in the case of an Incentive Stock Option, the exercise price thereof shall not be less than 100% of the Market Value of a Share on the date of grant of such Option; provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the exercise price thereof shall not be less than 110% of the Market Value of a Share on the date of grant of such Option.

                           (ii) Option Term. The term of each Option shall be
                  fixed by the Committee, but shall be no greater than 15 years; provided that, in the case of an Incentive Stock Option, the term of such Option shall not exceed ten years; provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the term of such option shall not exceed five years.

                           (iii) Time and Method of Exercise. Except as provided
                  in paragraph (a) of Section 6, no Option granted hereunder may be exercised unless at the time the Participant exercises such Option, such Participant has maintained Continuous Service since the date of grant of such Option. To exercise an Option under the Plan, the Participant to whom such Option was granted shall give written notice to the Company in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option) together with full payment of the exercise price, if any and to the extent notice is received by the Company. Payment, if any is required, shall be made either
                  (i) in cash (including check, bank draft or money order) or
                  (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

                           (iv) Option Agreements. At the time of an Award of an
                  Option, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                           (v) Limitations on Value of Exercisable Incentive
                  Stock Options. The aggregate Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

                           (vi) Eligible Recipients of Incentive Stock Options.
                  Incentive Stock Options may be granted by the Committee only to officers or employees of the Company or its Affiliates.

                  (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                           (i) General. A Stock Appreciation Right shall, upon
                  its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Company shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Stock Appreciation Right, multiplied by the number of Shares with respect to which such Stock Appreciation Right shall have been exercised.

                           (ii) Related Options. A Stock Appreciation Right may
                  be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated. If the Related Option is an Incentive Stock Option, the Related Option shall satisfy all restrictions and the limitations imposed on Incentive Stock Options under paragraph (a) of this Section 5 (including, without limitation, restrictions on exercise price and term).

                           (iii) Exercise Price and Term. The exercise price and
                  term of each Stock Appreciation Right shall be fixed by the Committee; provided that, that the term of a Stock Appreciation Right shall not exceed 15 years.

                           (iv) Stock Appreciation Right Agreements. At the time
                  of an Award of a Stock Appreciation Right, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                           (v) Time and Method of Exercise. Except as provided
                  in paragraph (a) of Section 6, no Stock Appreciation Right may be exercised unless at the time the Participant exercises such Stock Appreciation Right, such Participant has maintained Continuous Service since the date of grant of such Stock Appreciation Right. To exercise a Stock Appreciation Right under the Plan, the Participant to whom such Stock Appreciation Right was granted shall give written notice to the Company in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Stock Appreciation Right) together with full payment of the exercise price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Company. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

                  (c) Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                           (i) Restrictions. Shares of Restricted Stock shall be
                  subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. During the period of time in which the Shares awarded as Restricted Stock are subject to the restrictions contemplated herein (a "Restricted Period"), unless otherwise permitted by the Plan or by the Committee as provided in the applicable Award Agreement, such Shares may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant. Except for the restrictions which may be imposed on Restricted Stock, a Participant to whom Shares of Restricted Stock have been awarded shall have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such Shares and the right to vote such Shares.

                           (ii) Restricted Stock Agreements. At the time of an
                  Award of Shares of Restricted Stock, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                           (iii) Stock Certificates. Any Restricted Stock
                  granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear the following (or similar) legend:

                           "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Company's 1998 Omnibus Incentive Plan and an Agreement entered into between the registered owner and the Company. Copies of such Plan and Agreement are on file in the offices of the Secretary of the Company, 28 East Main Street, Springfield, Ohio 45501-0719."

                           (iv) Removal of Restrictions. Shares representing
                  Restricted Stock that are no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

                  (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and the applicable Award Agreement. At the time of grant of a Performance Award, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Performance Award and such other matters as the Committee shall in its sole discretion determine. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee as provided in the applicable Award Agreement. The term of a Performance Award shall not exceed 15 years.

         6. Termination of Service.

                  (a)      Options and Stock Appreciation Rights.

                           (i) If a Participant to whom an Option or Stock
                  Appreciation Right was granted shall cease to maintain Continuous Service for any reason (including total and partial disability and Early Retirement, but excluding Normal Retirement, death and termination of employment by the Company or any Affiliate for Cause), such Participant may, but only within the period of three months, in the case of an Incentive Stock Option, or one year, in the case of a Non-Qualified Stock Option or Stock Appreciation Right, immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right at the date of such cessation of Continuous Service. If the Continuous Service of a Participant to whom an Option or Stock Appreciation Right was granted by the Company is terminated for Cause, all rights under any Option or Stock Appreciation Right of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

                           (ii) If a Participant to whom an Option or Stock
                  Appreciation Right was granted shall cease to maintain Continuous Service due to Normal Retirement, such Participant may, but only within the period of three months, in the case of an Incentive Stock Option, or two years, in the case of a Non-Qualified Stock Option or Stock Appreciation Right, immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right at the date of such cessation of Continuous Service.

                           (iii) In the event of the death of a Participant
                  while in the Continuous Service of the Company or an Affiliate or within the periods referred to in paragraphs (a)(i) and
                  (a)(ii) of this Section 6, the person to whom any Option or Stock Appreciation Right held by the Participant at the time of his or her death is transferred by will or the laws of descent and distribution or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, or as otherwise permitted to be transferred under Section 10 of the Plan may, but only within the period of two years immediately succeeding the date of death of such Participant, and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right immediately prior to his death. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Stock Appreciation Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Stock Appreciation Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred as permitted by Section 10 of this Plan, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the exercise price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

                           (iv) Notwithstanding the provisions of subparagraphs
                  (i) through (iii) above, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.

                  (b) Restricted Stock. Except as otherwise provided in this Plan, if a Participant ceases to maintain Continuous Services for any reason (other than death, total or partial disability or Normal or Early Retirement) unless the Committee, in its sole discretion, shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (c)(i) of Section 5 shall upon such termination of Continuous Service be forfeited and returned to the Company. Unless the Committee, in its sole discretion, shall otherwise determine, if a

Participant ceases to maintain Continuous Service by reason of death, total or partial disability or Normal or Early Retirement, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (c)(i) of Section 5 shall upon such termination of Continuous Service be free of restrictions and shall not be forfeited.

                  (c) Performance Awards. In the event that a Participant to whom a Performance Award has been granted shall cease to maintain Continuous Service for any reason, the rights of such Participant or any person to whom the Award may have been transferred as permitted by Section 10 shall be governed by the terms of the Plan and the applicable Award Agreement.

          7. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Company, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 7 shall be subject to the same restrictions as the original Award.

          8. Effect of Merger on Options and Stock Appreciation Rights. In the case of any merger, consolidation or combination of the Company (other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Stock Appreciation Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Stock Appreciation Right), thereafter and during the term of each such Option or Stock Appreciation Right, to receive upon exercise of any such Option or Stock Appreciation Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Stock Appreciation Right or Option, multiplied by the number of Shares with respect to which such Option or Stock Appreciation Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Participant.

          9. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 9 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, shall become the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Company may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board of Directors of the Company, or (iii) the stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Company. Upon a change in control, unless the Committee shall have otherwise provided in the applicable Award Agreement, any restrictions or vesting period with respect to any outstanding Awards shall lapse and all such Awards shall become fully vested in the Participant to whom such Awards were awarded; provided, however, that no Award which has previously been exercised or otherwise terminated shall become exercisable.

          10. Assignments and Transfers. No Award granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, except that an Award other than an Incentive Stock Option may be transferred pursuant to a qualified domestic relations order or by gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 10, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

         11. Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of or serve as a director or advisory director of the Company or any Affiliate.

         12. Delivery and Registration of Stock. The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and
(ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the committee shall determine to be necessary or advisable.

         13. Withholding Tax. Upon the termination of the restricted period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Company shall have the right to require the Participant or other person receiving such shares to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Company is required to withhold with respect to such dividend payments.

         The Company shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Stock Appreciation Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Stock Appreciation Right pursuant to the Plan, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         All withholding decisions pursuant to this Section 13 shall be at the sole discretion of the Committee or the Company.

         14. Amendment or Termination.

                  (a) Subject to paragraph (b) of this Section 14, the Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Company's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board of Directors of the Company, in its discretion, determines to seek such shareholder approval.

                  (b) Except as otherwise provided herein, the Committee may waive any conditions of or rights of the Company or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise herein provided.

         15. Effective Date and Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors of the Company, subject to the approval of the Plan by the shareholders of the Company. It shall continue in effect for a term of 15 years unless sooner terminated under Section 14 hereof.